<PAGE 1>

                           EXHIBIT 24a

                       POWERS OF ATTORNEY


                        POWER OF ATTORNEY

     The undersigned constitutes and appoints Laurel L. Grammig and James A. Orchard, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the 1996 Annual Report on Form 10-K for Poe & Brown, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the

Securities and Exchange Commission, granting unto said

attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue

hereof.


                              /s/ J. HYATT BROWN
                             _______________________________
                              J. Hyatt Brown

Dated:  January 30, 1997

<PAGE 2>

                        POWER OF ATTORNEY

     The undersigned constitutes and appoints Laurel L. Grammig and James A. Orchard, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the 1996 Annual Report on Form 10-K for Poe & Brown, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the

Securities and Exchange Commission, granting unto said

attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue

hereof.


                                 /s/ BRADLEY CURREY, JR.
                                 ___________________________________
                                 Bradley Currey, Jr.

Dated:  January 30, 1997

<PAGE 3>

                        POWER OF ATTORNEY

     The undersigned constitutes and appoints Laurel L. Grammig and James A. Orchard, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the 1996 Annual Report on Form 10-K for Poe & Brown, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the

Securities and Exchange Commission, granting unto said

attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue

hereof.


                                    /s/ BRUCE G. GEER
                                    _____________________________
                                    Bruce G. Geer

Dated:  January 30, 1997

<PAGE 4>

                        POWER OF ATTORNEY

     The undersigned constitutes and appoints Laurel L. Grammig and James A. Orchard, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the 1996 Annual Report on Form 10-K for Poe & Brown, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the

Securities and Exchange Commission, granting unto said

attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue

hereof.


                              /s/ JIM W. HENDERSON
                              ___________________________________
                              Jim W. Henderson

Dated:  January 30, 1997

<PAGE 5>

                        POWER OF ATTORNEY

     The undersigned constitutes and appoints Laurel L. Grammig and James L. Olivier, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the 1996 Annual Report on Form 10-K for Poe & Brown, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the

Securities and Exchange Commission, granting unto said

attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue

hereof.


                              /s/JAMES A. ORCHARD
                              _____________________________
                              James A. Orchard


Dated:  January 30, 1997

<PAGE 6>

                        POWER OF ATTORNEY

     The undersigned constitutes and appoints Laurel L. Grammig and James A. Orchard, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the 1996 Annual Report on Form 10-K for Poe & Brown, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the

Securities and Exchange Commission, granting unto said

attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue

hereof.


                              /s/ KENNETH E. HILL
                              __________________________________
                              Kenneth E. Hill


Dated:  January 30, 1997

<PAGE 7>

                        POWER OF ATTORNEY

     The undersigned constitutes and appoints Laurel L. Grammig and James A. Orchard, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the 1996 Annual Report on Form 10-K for Poe & Brown, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the

Securities and Exchange Commission, granting unto said

attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue

hereof.


                              /s/ SAMUEL P. BELL, III
                              ________________________________
                              Samuel P. Bell, III

Dated:  January 30, 1997

<PAGE 8>

                        POWER OF ATTORNEY

     The undersigned constitutes and appoints Laurel L. Grammig and James A. Orchard, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the 1996 Annual Report on Form 10-K for Poe & Brown, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the

Securities and Exchange Commission, granting unto said

attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue

hereof.



                              /s/ THEODORE J. HOEPNER
                             ___________________________________
                              Theodore J. Hoepner

Dated:  January 30, 1997